TREASURY STOCK	12 Months Ended
Sep. 30, 2017
Equity [Abstract]
Treasury Stock [Text Block]
1 8 .	TREASURY STOCK

During the year ended September 30, 2007, the Company repurchased 498,851 common stock of the Company with a total cost of RMB29,377 under the approval of the Board of Directors. In February 2013, the board of directors approved a share repurchase program for open market and negotiated transactions for a 12 month period in the amount of USD5 million, under which 611,386 and 167,385 shares with a total cost of RMB6,286 and RMB1,782 were bought in the
Nasdaq
market during the year ended September 30, 2013 and 2014, respectively, in compliance with U.S. securities laws. The Company recorded the entire purchase price of the treasury stock as a reduction of equity.

During the year ended September 30, 2017, the Company sold 500,000 shares of treasury stock with a total cost of RMB 14,654 for a total sale price of RMB 6,115.